UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00642

DWS International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2011 Annual Report to Shareholders

DWS Diversified International Equity Fund

Contents
4 Portfolio Management Review
8 Performance Summary
11 Information About Your Fund's Expenses
13 Portfolio Summary
15 Investment Portfolio
29 Statement of Assets and Liabilities
31 Statement of Operations
32 Statement of Changes in Net Assets
33 Financial Highlights
39 Notes to Financial Statements
50 Report of Independent Registered Public Accounting Firm
51 Tax Information
52 Investment Management Agreement Approval
57 Summary of Management Fee Evaluation by Independent Fee Consultant
61 Board Members and Officers
66 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

International equities finished the fund's 12-month period ending October 31, 2011 in the red, as measured by the -4.08% return of the fund's benchmark, the MSCI EAFE Index.1 The Class A shares of the fund produced a return of -6.44% (unadjusted for sales charges) and underperformed the return of the benchmark.

Although the index lost ground for the full year, the first half of the period was in fact very positive. The concerns about elevated government debt that weighed on the markets in mid-2010 had receded by autumn of 2010, allowing investors to return their focus to the various positive factors underlying the market. Included among these were steady economic growth, robust corporate earnings and the highly accommodative policies of the world's central banks.

By late spring of 2011, however, the environment grew more challenging — a shift that was reflected in the poor performance of the global equity markets. Economic growth began to show signs of slowing across the globe, a somewhat surprising development so soon into a recovery. By late summer, the downgrade of the United States' credit rating and the violent reemergence of the European debt crisis led to a sharp downturn in stock prices.2 From July 25 to August 8, 2011 alone, the MSCI EAFE Index lost 14.72%. The markets continued to slide through the end of September 2011, then stabilized in October 2011 to narrow the loss for the full 12-month period ended October 31, 2011 to the mid-single digits.

Positive and Negative Contributors to Fund Performance

The fund's top-down approach is based on the principle that country and sector, rather than stock selection, are the primary drivers of return.

The fund's broader sector positioning was a positive factor in its performance. Its largest sector overweights were in telecommunications, utilities and health care, all of which are defensive sectors that outperformed in the down market of May through September 2011.3 The fund's most significant underweight was in the financial sector, which was hit hard by worries about the European debt crisis. The sector's total return was more than three times worse than the loss for the broader market in the period. The fund was also helped by its underweight positions in the economically sensitive industrials, materials and energy sectors, all of which lagged in the environment of slowing economic growth.

In terms of countries, our underweight position in France — which lagged sharply once concerns about the European crisis became the primary driver of market performance — made the largest contribution to our 12-month results. We were also helped by underweights in Japan and Germany, along with an overweight in the Netherlands. Our overweights in Denmark and Finland, together with our underweights in Australia and the United Kingdom, proved to be the most significant detractors.

The fund's top contribution was its underweight in U.K. financials. The fund's average weight in this group was less than one-tenth the weighting in the benchmark, a positive given that it lagged the broader market by over 12 percentage points. Underweights in the financial sectors of France, Italy, Spain and Hong Kong also topped the list of positive contributors. Outside of financials, we added the most value through overweights in Netherlands information technology, Japan energy and Canada utilities.

On the negative side, we lost some ground in the handful of countries in which we were overweight in financials, such as Denmark and Austria. Also detracting from performance were our overweights in Canada health care and the telecommunications sectors of France and the Netherlands. Underweights in the consumer discretionary sectors of Germany and Japan, which posted nice gains even at a time of slowing global growth, also weighed on our relative performance.4

The fund held an average weighting of approximately 10% of assets in two exchanged-traded funds (ETFs) linked to the performance of the emerging markets: Vanguard MCSI Emerging Markets Fund and iShares MSCI Emerging Markets Index Fund.5 We have held these investments since we began managing the fund in 2009, and they have added value in this time. However, this position detracted from the fund's return during the past 12 months. Heightened investor risk aversion, together with concerns about slowing economic growth in China, Brazil and other important emerging markets, caused the MCSI Emerging Markets Index to finish the period with a return of -7.72%, well behind the -4.08% return of the MSCI EAFE Index.6 Nevertheless, we believe this allocation adds meaningful diversification to the portfolio on a longer-term basis.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Diversified International Equity Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

3 "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

4 The consumer discretionary sector consists of companies that provide nonessential goods and services. Some examples of companies in this sector include retailers, apparel companies and automobile companies.

5 An ETF is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

6 The MSCI Emerging Markets Index measures equity market performance in 26 global emerging markets. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance Summary October 31, 2011
Average Annual Total Returns as of 10/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-6.44%	8.76%	-3.45%	4.52%
Class B	-7.06%	7.96%	-4.18%	3.72%
Class C	-7.21%	7.86%	-4.19%	3.71%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-11.82%	6.63%	-4.59%	3.91%
Class B (max 4.00% CDSC)	-9.81%	7.38%	-4.30%	3.72%
Class C (max 1.00% CDSC)	-7.21%	7.86%	-4.19%	3.71%
No Sales Charges
Class R	-6.67%	8.64%	-3.58%	4.31%
Class S	-6.17%	9.12%	-3.13%	4.72%
Institutional Class	-6.10%	9.22%	-3.05%	4.85%
MSCI EAFE Index +	-4.08%	9.90%	-2.41%	5.73%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 15, 2011 are 1.65%, 2.51%, 2.38%, 1.95%, 1.46% and 1.17% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares prior to their inception on July 1, 2003 and for Class S shares prior to their inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of the predecessor Fund's original share class during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Diversified International Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 10/31/11	$6.73	$6.48	$6.47	$6.54	$6.54	$6.55
10/31/10	$7.36	$7.08	$7.08	$7.16	$7.15	$7.17
Distribution Information: Twelve Months as of 10/31/11: Income Dividends	$.17	$.11	$.11	$.15	$.18	$.20

Morningstar Rankings — Foreign Large Blend Funds Category as of 10/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	454	of	837	54
3-Year	464	of	751	62
5-Year	374	of	542	69
10-Year	192	of	313	61
Class B 1-Year	561	of	837	67
3-Year	558	of	751	74
5-Year	440	of	542	81
10-Year	237	of	313	75
Class C 1-Year	576	of	837	69
3-Year	566	of	751	75
5-Year	441	of	542	81
10-Year	238	of	313	76
Class R 1-Year	494	of	837	59
3-Year	473	of	751	63
5-Year	394	of	542	72
Class S 1-Year	397	of	837	47
3-Year	431	of	751	57
5-Year	338	of	542	62
Institutional Class 1-Year	382	of	837	46
3-Year	417	of	751	55
5-Year	324	of	542	60
10-Year	171	of	313	54

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C, R and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2011 to October 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$837.10	$834.00	$832.70	$836.30	$838.50	$837.60
Expenses Paid per $1,000*	$7.83	$11.23	$11.23	$8.98	$6.77	$6.11
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,016.69	$1,012.96	$1,012.96	$1,015.43	$1,017.85	$1,018.55
Expenses Paid per $1,000*	$8.59	$12.33	$12.33	$9.86	$7.43	$6.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Diversified International Equity Fund	1.69%	2.43%	2.43%	1.94%	1.46%	1.32%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/11	10/31/10

Continental Europe	50%	50%
Japan	12%	19%
Canada	11%	5%
Emerging Markets	10%	10%
United Kingdom	8%	7%
Asia (excluding Japan)	5%	4%
Australia	4%	5%
	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks)	10/31/11	10/31/10

Telecommunication Services	14%	17%
Consumer Staples	13%	12%
Health Care	12%	9%
Financials	11%	10%
Utilities	11%	8%
Consumer Discretionary	10%	8%
Materials	9%	11%
Industrials	8%	11%
Information Technology	7%	6%
Energy	5%	8%
	100%	100%

Geographical and sector diversification are subject to change.
Ten Largest Common Stocks at October 31, 2011 (13.0% of Net Assets)	Country	Percent
1. ASML Holding NV Developer of photolithography projection systems	Netherlands	1.8%
2. Nestle SA A multinational company that markets a wide range of food products	Switzerland	1.6%
3. Swisscom AG Operates in public telecommunications networks and application services	Switzerland	1.6%
4. CRH PLC Manufactures building materials	Ireland	1.6%
5. Sanofi Manufactures prescription pharmaceuticals	France	1.5%
6. Valeant Pharmaceuticals International, Inc. Develops drugs for unmet medical needs	Canada	1.1%
7. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	1.0%
8. Telefonica SA An integrated telecommunications company based in Spain	Spain	1.0%
9. Telecom Italia SpA Offers fixed-line and mobile telephone and data transmission services	Italy	0.9%
10. Novo Nordisk AS Develops, produces and markets pharmaceutical products	Denmark	0.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2011
	Shares	Value ($)

Common Stocks 85.8%
Australia 3.8%
AGL Energy Ltd.	18,040	271,972
Asciano Ltd.	36,068	56,955
Australia & New Zealand Banking Group Ltd.	3,616	81,551
BHP Billiton Ltd.	4,759	186,310
Brambles Ltd.	16,401	113,186
Cochlear Ltd.	809	49,422
Commonwealth Bank of Australia	1,944	99,833
Crown Ltd.	11,044	92,208
CSL Ltd.	5,799	173,665
Fairfax Media Ltd.	50,627	48,421
Foster's Group Ltd.	8,025	44,987
Leighton Holdings Ltd.	1,931	43,212
National Australia Bank Ltd.	3,004	80,184
Newcrest Mining Ltd.	1,515	53,369
Origin Energy Ltd.	7,150	107,352
QBE Insurance Group Ltd.	1,905	29,239
QR National Ltd.	17,104	58,683
Rio Tinto Ltd.	870	62,383
Santos Ltd.	6,285	83,549
Sonic Healthcare Ltd.	4,722	54,515
SP Ausnet	57,595	60,063
TABCORP Holdings Ltd.	15,831	48,717
Tatts Group Ltd.	45,213	109,821
Telstra Corp., Ltd.	81,221	264,166
Toll Holdings Ltd.	12,446	62,226
Transurban Group (Units)	11,448	62,710
Wesfarmers Ltd.	3,273	110,100
Westfield Group (REIT) (Units)	5,187	41,713
Westpac Banking Corp.	3,187	74,177
Woodside Petroleum Ltd.	4,096	154,151
Woolworths Ltd.	3,723	92,586
WorleyParsons Ltd.	1,661	48,064
(Cost $2,099,524)		2,919,490
Austria 0.3%
Erste Group Bank AG (a)	4,007	85,375
Immofinanz AG*	22,979	75,247
Raiffeisen Bank International AG (a)	1,343	37,149
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,439	60,027
(Cost $244,575)		257,798
Belgium 1.1%
Ageas	42,133	83,716
Anheuser-Busch InBev NV	4,153	230,573
Colruyt SA	494	20,285
Delhaize Group	688	45,029
Dexia SA* (a)	16,087	12,449
Groupe Bruxelles Lambert SA	1,396	107,262
KBC Groep NV (a)	4,115	91,133
Solvay SA	1,280	130,183
Umicore SA	2,459	104,931
(Cost $706,692)		825,561
Bermuda 0.1%
Seadrill Ltd. (Cost $34,696)	3,315	108,894
Canada 10.6%
Agnico-Eagle Mines Ltd.	100	4,338
Alimentation Couche-Tard, Inc. "B"	3,800	114,372
Bank of Montreal	1,400	82,715
Bank of Nova Scotia (a)	2,600	137,023
Barrick Gold Corp. (a)	1,700	83,930
BCE, Inc. (a)	5,700	225,941
Bell Aliant, Inc. (a)	1,200	33,782
Bombardier, Inc. "B"	21,700	89,696
Brookfield Asset Management, Inc. "A"	1,600	46,294
CAE, Inc. (a)	3,800	40,526
Canadian Imperial Bank of Commerce (a)	1,000	75,345
Canadian National Railway Co. (a)	6,800	532,675
Canadian Natural Resources Ltd. (a)	1,900	67,022
Canadian Pacific Railway Ltd. (a)	2,600	160,708
Canadian Tire Corp., Ltd. "A" (a)	1,800	107,594
Canadian Utilities Ltd. "A"	5,200	314,322
Cenovus Energy, Inc. (a)	1,800	61,652
CGI Group, Inc. "A"*	12,500	255,831
Empire Co., Ltd. "A"	900	55,016
EnCana Corp. (a)	1,700	36,874
Finning International, Inc.	2,700	63,115
First Quantum Minerals Ltd.	1,000	20,978
Fortis, Inc.	11,300	382,052
George Weston Ltd.	1,500	103,973
Gildan Activewear, Inc.	2,700	69,670
Goldcorp, Inc.	1,400	68,121
Imperial Oil Ltd.	1,100	45,556
Kinross Gold Corp. (a)	1,500	21,384
Loblaw Companies Ltd. (a)	3,100	118,651
Magna International, Inc. "A"	4,968	189,549
Manulife Financial Corp.	5,000	66,015
Metro, Inc. "A" (a)	2,900	142,098
National Bank of Canada (a)	500	35,686
Open Text Corp.*	3,100	189,748
Potash Corp. of Saskatchewan, Inc. (a)	1,502	71,072
Research In Motion Ltd.*	23,400	473,282
Ritchie Bros. Auctioneers, Inc. (a)	1,700	33,838
Rogers Communications, Inc. "B" (a)	10,500	382,919
Royal Bank of Canada (a)	3,500	170,725
Saputo, Inc.	4,100	169,389
Shaw Communications, Inc. "B" (a)	8,400	170,149
Shoppers Drug Mart Corp. (a)	5,500	231,201
Silver Wheaton Corp. (a)	900	31,079
SNC-Lavalin Group, Inc.	2,300	115,583
Sun Life Financial, Inc. (a)	1,800	45,436
Suncor Energy, Inc.	2,432	77,468
Talisman Energy, Inc.	1,600	22,698
Teck Resources Ltd. "B"	1,400	56,126
Telus Corp.	1,700	91,468
Telus Corp. (Non-Voting Shares) (a)	3,700	189,055
Thomson Reuters Corp. (b)	6,300	186,393
Thomson Reuters Corp. (b)	1,660	49,252
Tim Hortons, Inc.	3,900	191,958
Toronto-Dominion Bank (a)	2,300	173,593
TransAlta Corp.	13,500	297,020
Valeant Pharmaceuticals International, Inc.	21,100	833,204
Viterra, Inc. (a)	10,900	112,199
Yamana Gold, Inc.	1,700	25,378
(Cost $8,225,228)		8,242,737
Cyprus 0.1%
Bank of Cyprus Public Co., Ltd. (Cost $139,944)	43,923	61,509
Denmark 2.3%
A P Moller-Maersk AS "A"	8	51,404
A P Moller-Maersk AS "B"	16	108,124
Carlsberg AS "B"	6,167	414,381
Coloplast AS "B"	217	31,512
Danske Bank AS*	21,399	292,207
DSV AS	2,944	58,412
Novo Nordisk AS "B"	6,822	720,383
Tryg AS	1,039	57,741
Vestas Wind Systems AS*	2,490	38,617
(Cost $1,652,660)		1,772,781
Finland 3.1%
Fortum Oyj	13,126	319,350
Kone Oyj "B" (a)	2,231	122,658
Metso Corp.	1,888	72,749
Nokia Oyj	57,500	387,442
Outokumpu Oyj (a)	12,142	102,289
Pohjola Bank PLC	5,629	64,720
Rautaruukki Oyj	8,415	89,462
Sampo Oyj "A"	10,874	298,326
Stora Enso Oyj "R"	53,139	335,761
UPM-Kymmene Oyj	47,233	550,546
Wartsila Oyj (a)	2,523	76,589
(Cost $2,537,625)		2,419,892
France 6.8%
Air Liquide SA	1,579	203,941
Alcatel-Lucent* (a)	23,601	64,586
AtoS	863	41,698
AXA SA (a)	5,702	91,609
BNP Paribas SA (a)	2,608	115,636
Bouygues SA	860	32,156
Cap Gemini	1,646	62,944
Carrefour SA	4,963	131,664
Casino Guichard-Perrachon SA (a)	810	75,780
Compagnie de Saint-Gobain	834	38,591
Compagnie Generale des Etablissements Michelin "B"	519	37,489
Credit Agricole SA	2,043	15,660
DANONE SA	4,943	341,688
Dassault Systemes SA	1,104	92,903
Electricite de France	2,373	71,052
Essilor International SA (a)	3,271	236,616
France Telecom SA	35,467	638,089
GDF Suez	15,002	422,448
Iliad SA (a)	569	66,476
L'Oreal SA	1,980	218,061
Lafarge SA	1,293	52,377
LVMH Moet Hennessy Louis Vuitton SA	489	81,042
Neopost SA	656	49,955
Pernod Ricard SA	1,835	170,996
Sanofi	16,168	1,157,359
Schneider Electric SA	982	56,881
Societe Generale	2,548	73,061
Suez Environnement Co.	2,266	35,486
Total SA (a)	6,869	359,204
Unibail-Rodamco SE (REIT)	350	69,484
Veolia Environnement	4,939	69,592
Vinci SA	548	26,897
Vivendi	3,208	71,868
(Cost $4,846,170)		5,273,289
Germany 5.9%
Adidas AG	1,555	109,393
Allianz SE (Registered)	1,635	182,654
BASF SE	1,815	131,908
Bayer AG (Registered)	8,371	533,901
Bayerische Motoren Werke (BMW) AG	2,610	212,705
Beiersdorf AG	2,832	163,185
Commerzbank AG*	10,367	25,361
Continental AG* (a)	708	52,714
Daimler AG (Registered)	7,979	405,355
Deutsche Boerse AG*	774	42,705
Deutsche Post AG (Registered)	2,891	43,883
Deutsche Telekom AG (Registered)	54,062	685,413
E.ON AG	11,475	277,425
Fresenius Medical Care AG & Co. KGaA	1,398	101,709
Fresenius SE & Co. KGaA	721	70,869
GEA Group AG	1,705	46,883
Henkel AG & Co. KGaA	3,838	187,558
Infineon Technologies AG (a)	6,361	56,723
K+S AG (Registered)	460	29,152
Kabel Deutschland Holding AG*	612	34,772
Linde AG	386	61,282
Merck KGaA	516	48,102
Metro AG	3,665	169,331
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	782	104,831
RWE AG	2,991	127,636
SAP AG	6,658	401,209
Siemens AG (Registered)	1,714	179,643
Suedzucker AG	2,367	69,116
ThyssenKrupp AG	816	23,411
Volkswagen AG	256	40,198
(Cost $3,997,969)		4,619,027
Greece 0.2%
Alpha Bank A.E.*	29,108	39,811
EFG Eurobank Ergasias*	28,723	26,364
National Bank of Greece SA*	44,988	107,379
(Cost $630,806)		173,554
Hong Kong 1.9%
AIA Group Ltd.	23,000	69,371
Cathay Pacific Airways Ltd.	26,000	46,787
Cheung Kong (Holdings) Ltd.	4,000	49,515
Cheung Kong Infrastructure Holdings Ltd.	8,000	42,739
CLP Holdings Ltd.	20,000	177,660
Esprit Holdings Ltd.	14,500	20,958
Hang Seng Bank Ltd. (a)	3,800	48,941
Hong Kong & China Gas Co., Ltd.	49,529	111,548
Hong Kong Exchanges & Clearing Ltd. (a)	4,200	70,244
Hutchison Whampoa Ltd.	33,000	301,300
Li & Fung Ltd. (a)	46,000	88,798
MTR Corp., Ltd. (a)	22,500	72,419
Noble Group Ltd. (a)	40,181	48,924
NWS Holdings Ltd.	23,500	35,671
Power Assets Holdings Ltd.	16,000	121,643
Shangri-La Asia Ltd. (a)	20,000	39,726
SJM Holdings Ltd.	16,000	27,059
Sun Hung Kai Properties Ltd.	6,000	81,572
Yue Yuen Industrial (Holdings) Ltd. (a)	11,500	32,575
(Cost $1,212,586)		1,487,450
Ireland 1.6%
CRH PLC (b)	38,783	695,198
CRH PLC (b)	28,278	508,857
Experian PLC	6,043	78,298
(Cost $1,322,452)		1,282,353
Italy 3.6%
Assicurazioni Generali SpA	7,431	132,953
Atlantia SpA	6,394	97,340
Banco Popolare Societa Cooperativa	21,854	32,500
Enel Green Power SpA	17,769	40,632
Enel SpA	91,694	431,077
Eni SpA	13,010	286,488
Fiat Industrial SpA*	16,293	140,672
Fiat SpA	22,591	138,123
Finmeccanica SpA	7,953	54,373
Intesa Sanpaolo (a)	57,324	101,141
Luxottica Group SpA	3,194	93,838
Mediaset SpA	17,879	65,847
Pirelli & C. SpA	9,005	79,077
Prysmian SpA	3,756	56,456
Saipem SpA	1,861	82,673
Snam Rete Gas SpA	18,299	88,721
Telecom Italia SpA	376,714	468,083
Telecom Italia SpA (RSP)	249,211	262,336
Terna — Rete Elettrica Nationale SpA	17,328	66,169
UBI Banca — Unione di Banche Italiane ScpA	5,181	19,601
UniCredit SpA	79,361	92,527
(Cost $2,986,487)		2,830,627
Japan 11.3%
AEON Co., Ltd. (a)	7,900	103,749
Ajinomoto Co., Inc.	9,000	100,649
Alfresa Holdings Corp.	900	33,933
Asahi Group Holdings, Ltd. (a)	4,600	94,367
Asahi Kasei Corp.	6,000	35,533
Astellas Pharma, Inc.	4,300	156,895
Bridgestone Corp.	2,200	51,467
Canon, Inc.	1,850	84,482
Central Japan Railway Co.	4	34,013
Chubu Electric Power Co., Inc.	10,200	186,756
Chugai Pharmaceutical Co., Ltd.	2,100	32,870
Chugoku Electric Power Co., Inc. (a)	4,700	70,221
Dai-ichi Life Insurance Co., Ltd.	38	43,055
Daiichi Sankyo Co., Ltd.	6,800	132,231
Denso Corp.	2,300	71,025
East Japan Railway Co.	698	42,386
Eisai Co., Ltd.	2,400	95,391
Electric Power Development Co., Ltd.	2,500	62,291
FamilyMart Co., Ltd.	1,300	51,206
FANUC Corp.	300	48,442
FUJIFILM Holdings Corp.	2,100	51,497
Hisamitsu Pharmaceutical Co., Inc. (a)	600	24,178
Hitachi Ltd.	9,000	48,305
Hokkaido Electric Power Co., Inc.	4,200	52,905
Hokuriku Electric Power Co.	3,800	60,772
Honda Motor Co., Ltd.	5,000	150,708
HOYA Corp.	2,000	43,874
Idemitsu Kosan Co., Ltd.	400	37,251
INPEX Corp.	23	151,318
Japan Tobacco, Inc.	49	245,651
JFE Holdings, Inc.	2,200	41,455
JX Holdings, Inc.	24,690	143,664
Kansai Electric Power Co., Inc.	11,300	167,226
Kao Corp.	6,400	167,785
KDDI Corp.	40	292,628
Keyence Corp. (a)	100	25,435
Kirin Holdings Co., Ltd.	9,000	110,287
Komatsu Ltd.	1,300	32,009
Kyocera Corp.	500	44,029
Kyowa Hakko Kirin Co., Ltd.	6,000	67,747
Kyushu Electric Power Co., Inc.	6,300	83,619
Lawson, Inc. (a)	700	39,521
Medipal Holdings Corp.	3,700	34,504
MEIJI Holdings Co., Ltd.	800	35,160
Mitsubishi Chemical Holdings Corp. (a)	6,000	36,471
Mitsubishi Corp.	2,200	45,285
Mitsubishi Electric Corp.	3,000	27,624
Mitsubishi Estate Co., Ltd.	6,000	101,631
Mitsubishi Tanabe Pharma Corp.	2,600	45,105
Mitsubishi UFJ Financial Group, Inc.	50,900	220,502
Mitsui & Co., Ltd.	3,000	43,775
Mitsui Fudosan Co., Ltd.	5,000	82,694
Mitsui O.S.K Lines Ltd.	10,000	38,627
Mizuho Financial Group, Inc.	80,600	113,042
MS&AD Insurance Group Holdings, Inc.	3,100	60,959
Murata Manufacturing Co., Ltd.	500	27,840
Nintendo Co., Ltd. (a)	200	30,249
Nippon Meat Packers, Inc.	4,000	49,982
Nippon Steel Corp. (a)	20,000	52,259
Nippon Telegraph & Telephone Corp.	6,205	317,218
Nissan Motor Co., Ltd.	7,400	68,175
Nisshin Seifun Group, Inc.	3,500	43,072
Nissin Foods Holdings Co., Ltd. (a)	400	15,358
Nitto Denko Corp.	700	29,462
NKSJ Holdings, Inc.	2,500	50,260
Nomura Holdings, Inc.	16,700	63,461
NTT DoCoMo, Inc.	200	353,273
Olympus Corp. (a)	2,200	33,511
Ono Pharmaceutical Co., Ltd.	800	41,877
ORIX Corp. (a)	510	44,561
Osaka Gas Co., Ltd.	34,000	128,844
Otsuka Holdings KK	2,200	56,636
Panasonic Corp.	4,700	47,885
Santen Pharmaceutical Co., Ltd.	1,400	52,205
Seven & I Holdings Co., Ltd.	8,300	221,980
Sharp Corp. (a)	3,000	27,678
Shikoku Electric Power Co., Inc. (a)	2,900	74,119
Shin-Etsu Chemical Co., Ltd. (a)	1,500	77,046
Shionogi & Co., Ltd.	3,300	44,851
Shiseido Co., Ltd.	4,200	76,932
Softbank Corp. (a)	11,500	374,130
Sony Corp.	2,100	44,158
Sumitomo Chemical Co., Ltd.	10,000	37,054
Sumitomo Corp.	3,800	47,135
Sumitomo Electric Industries Ltd.	3,000	33,463
Sumitomo Mitsui Financial Group, Inc.	6,100	170,062
Sumitomo Realty & Development Co., Ltd.	2,000	41,475
Suzuken Co., Ltd.	1,500	35,948
Takeda Pharmaceutical Co., Ltd.	7,300	329,376
Terumo Corp.	1,800	91,385
Toho Gas Co., Ltd. (a)	9,000	51,034
Tohoku Electric Power Co., Inc.	6,900	76,206
Tokio Marine Holdings, Inc.	3,600	85,684
Tokyo Electric Power Co., Inc.*	21,600	78,269
Tokyo Gas Co., Ltd.	39,000	167,517
TonenGeneral Sekiyu KK	4,000	45,108
Toray Industries, Inc.	6,000	42,683
Toshiba Corp. (a)	8,000	35,231
Toyo Suisan Kaisha Ltd.	2,000	51,228
Toyota Motor Corp.	8,200	274,173
Tsumura & Co.	1,500	42,273
Unicharm Corp. (a)	1,100	49,408
Yakult Honsha Co., Ltd. (a)	900	25,527
Yamazaki Baking Co., Ltd.	3,000	39,691
(Cost $8,642,622)		8,795,157
Luxembourg 0.4%
ArcelorMittal (a)	4,368	90,023
Millicom International Cellular SA (SDR) (a)	1,219	133,831
Tenaris SA (a)	3,102	49,363
(Cost $198,617)		273,217
Macau 0.1%
Sands China Ltd.* (a)	22,000	64,730
Wynn Macau Ltd. (a)	12,800	35,151
(Cost $50,497)		99,881
Netherlands 6.9%
AEGON NV*	14,094	66,972
Akzo Nobel NV	2,840	149,341
ASML Holding NV	33,924	1,416,565
Fugro NV (CVA)	3,474	203,731
Heineken Holding NV	1,828	78,276
Heineken NV (a)	3,354	162,439
ING Groep NV (CVA)*	31,502	272,017
Koninklijke (Royal) KPN NV	52,242	682,592
Koninklijke Ahold NV (a)	15,927	203,668
Koninklijke DSM NV	1,968	100,739
Koninklijke Philips Electronics NV	7,199	149,096
Randstad Holding NV	1,101	38,931
Reed Elsevier NV (a)	39,261	482,082
Royal Dutch Shell PLC "A"	4,110	145,163
Royal Dutch Shell PLC "B"	3,375	121,120
SBM Offshore NV	8,684	190,899
TNT Express NV	3,072	25,949
Unilever NV (CVA)	17,996	618,834
Wolters Kluwer NV	16,429	289,183
(Cost $4,533,765)		5,397,597
Norway 1.8%
Aker Solutions ASA	2,106	24,351
DnB NOR ASA	18,966	219,334
Norsk Hydro ASA	23,788	123,205
Statoil ASA	9,895	251,681
Telenor ASA	31,053	552,910
Yara International ASA	4,390	207,310
(Cost $753,829)		1,378,791
Portugal 0.7%
EDP — Energias de Portugal SA (Cost $580,604)	169,904	534,353
Singapore 2.7%
Capitaland Ltd. (a)	20,000	43,028
ComfortDelGro Corp., Ltd.	30,000	33,258
DBS Group Holdings Ltd.	14,000	136,575
Fraser & Neave Ltd.	9,000	43,748
Genting Singapore PLC* (a)	186,000	253,982
Golden Agri-Resources Ltd.	173,000	87,660
Hutchison Port Holdings Trust (Units)	51,000	33,725
Jardine Cycle & Carriage Ltd.	3,000	108,073
Keppel Corp., Ltd.	19,800	147,956
Olam International Ltd. (a)	34,000	67,979
Oversea-Chinese Banking Corp., Ltd.	21,000	140,362
SembCorp Marine Ltd.	12,000	39,691
Singapore Airlines Ltd.	8,000	74,019
Singapore Exchange Ltd. (a)	9,000	48,091
Singapore Press Holdings Ltd.	43,000	133,000
Singapore Technologies Engineering Ltd.	26,000	58,236
Singapore Telecommunications Ltd.	167,000	423,188
United Overseas Bank Ltd.	7,000	94,869
Wilmar International Ltd.	42,000	180,299
(Cost $1,534,183)		2,147,739
Spain 3.6%
Abertis Infraestructuras SA (a)	6,291	103,168
Acciona SA	387	36,536
ACS, Actividades de Construccion y Servicios SA	2,323	87,775
Banco Bilbao Vizcaya Argentaria SA (a)	10,748	96,691
Banco Santander SA	20,621	176,347
EDP Renovaveis SA*	19,297	115,678
Enagas SA	3,019	59,444
Ferrovial SA (a)	6,672	84,588
Gas Natural SDG SA	4,860	90,423
Iberdrola SA	55,784	404,678
Industria de Diseno Textil SA (a)	3,291	297,914
Mediaset Espana Comunicacion SA	2,396	15,784
Red Electrica Corporacion SA	1,351	65,205
Repsol YPF SA (a)	13,259	399,439
Telefonica SA (a)	34,909	744,782
Zardoya Otis SA	3,165	42,566
(Cost $2,401,629)		2,821,018
Sweden 2.5%
Assa Abloy AB "B"	1,597	38,762
Atlas Copco AB "A"	2,382	51,796
Atlas Copco AB "B"	1,896	36,824
Boliden AB	5,502	77,478
Electrolux AB "B" (a)	2,224	41,392
Hennes & Mauritz AB "B" (a)	6,564	216,481
Holmen AB "B" (a)	1,457	41,128
Husqvarna AB "B" (a)	5,434	27,551
Modern Times Group "B"	534	28,115
Nordea Bank AB	8,547	77,580
Sandvik AB	3,558	48,778
Scania AB "B"	1,671	28,020
Skandinaviska Enskilda Banken AB "A"	7,816	48,732
Skanska AB "B"	2,292	37,408
SKF AB "B"	1,471	32,467
SSAB AB "A"	3,185	30,689
Svenska Cellulosa AB "B"	10,968	159,348
Svenska Handelsbanken AB "A"	2,305	66,014
Swedbank AB "A"	4,740	66,166
Tele2 AB "B" (a)	4,894	102,705
Telefonaktiebolaget LM Ericsson "B"	42,957	447,176
TeliaSonera AB (a)	31,497	218,068
Volvo AB "B"	4,497	55,755
(Cost $1,524,787)		1,978,433
Switzerland 6.8%
ABB Ltd. (Registered)* (a)	7,555	142,433
Actelion Ltd. (Registered)*	838	30,988
Adecco SA (Registered)* (a)	796	38,069
Aryzta AG	834	40,226
Compagnie Financiere Richemont SA "A"	3,393	192,517
Credit Suisse Group AG (Registered)*	2,351	67,770
Geberit AG (Registered)* (a)	225	46,039
Givaudan SA (Registered)*	57	51,813
Holcim Ltd. (Registered)* (a)	1,511	95,755
Nestle SA (Registered) (a)	21,983	1,272,150
Novartis AG (Registered) (a)	11,636	657,348
Roche Holding AG (Genusschein)	3,818	627,694
SGS SA (Registered)	34	58,142
Sika AG (Bearer)	17	33,278
Sonova Holding AG (Registered)*	361	38,060
STMicroelectronics NV	7,559	52,095
Swatch Group AG (Bearer)	222	93,087
Swatch Group AG (Registered)	466	34,089
Swiss Re Ltd.*	1,017	55,626
Swisscom AG (Registered)	3,124	1,257,420
Syngenta AG (Registered)*	493	150,770
UBS AG (Registered)*	6,006	75,768
Wolseley PLC	1,358	39,107
Xstrata PLC	3,542	59,008
Zurich Financial Services AG*	437	100,431
(Cost $3,310,902)		5,309,683
United Kingdom 7.6%
Anglo American PLC	2,015	73,840
ARM Holdings PLC	25,618	239,979
AstraZeneca PLC	9,698	463,086
Autonomy Corp. PLC*	4,239	173,579
BAE Systems PLC	12,780	56,451
Barclays PLC	14,664	45,337
BG Group PLC	3,545	76,823
BHP Billiton PLC	3,343	105,233
BP PLC	19,768	145,710
British American Tobacco PLC	4,422	202,361
British Sky Broadcasting Group PLC	5,892	66,147
BT Group PLC	48,907	147,699
Capita Group PLC	2,985	34,760
Centrica PLC	48,295	228,734
Compass Group PLC	8,844	80,272
Diageo PLC	4,451	92,196
GlaxoSmithKline PLC	36,239	812,280
HSBC Holdings PLC	15,258	133,148
Imperial Tobacco Group PLC	1,958	71,356
Inmarsat PLC	4,081	30,617
International Consolidated Airlines Group SA*	15,394	40,540
International Power PLC	12,345	66,933
Kingfisher PLC	10,702	44,259
Marks & Spencer Group PLC	7,264	37,326
National Grid PLC	31,538	312,378
Next PLC	1,013	41,376
Pearson PLC	2,403	44,239
Reckitt Benckiser Group PLC	1,270	65,142
Reed Elsevier PLC	3,160	27,050
Rio Tinto PLC	2,110	114,095
Rolls-Royce Holdings PLC*	7,885	88,593
Rolls-Royce Holdings PLC "C" (Entitlement Shares)*	544,065	875
SABMiller PLC	2,186	79,322
Scottish & Southern Energy PLC	8,522	183,148
Severn Trent PLC	3,041	73,961
Shire PLC	4,779	150,061
Smith & Nephew PLC	8,325	75,953
Smiths Group PLC	1,780	27,191
Standard Chartered PLC	2,621	61,059
Subsea 7 SA*	1,487	32,111
Tesco PLC	15,950	102,796
The Sage Group PLC	26,978	120,353
Unilever PLC	1,703	56,848
United Utilities Group PLC	7,244	70,469
Vodafone Group PLC	219,456	608,614
William Morrison Supermarkets PLC	11,099	53,709
WPP PLC	5,735	59,438
(Cost $4,145,312)		5,917,447
Total Common Stocks (Cost $58,314,161)		66,928,278

Preferred Stocks 0.8%
Germany
Bayerische Motoren Werke (BMW) AG	702	38,267
Henkel AG & Co. KGaA (a)	5,019	297,819
Porsche Automobil Holding SE	1,239	72,299
Volkswagen AG	1,131	197,855
Total Preferred Stocks (Cost $412,908)		606,240

Exchange-Traded Funds 9.6%
Emerging Markets
iShares MSCI Emerging Markets Index Fund (a)	91,300	3,725,040
Vanguard MSCI Emerging Markets Fund	89,950	3,732,026
Total Exchange-Traded Funds (Cost $6,751,140)		7,457,066

Securities Lending Collateral 21.7%
Daily Assets Fund Institutional, 0.18% (c) (d) (Cost $16,904,469)	16,904,469	16,904,469

Cash Equivalents 2.9%
Central Cash Management Fund, 0.11% (c) (Cost $2,307,707)	2,307,707	2,307,707

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $84,690,385)+	120.8	94,203,760
Other Assets and Liabilities, Net	(20.8)	(16,249,367)
Net Assets	100.0	77,954,393

* Non-income producing security.

+ The cost for federal income tax purposes was $85,223,032. At October 31, 2011, net unrealized appreciation for all securities based on tax cost was $8,980,728. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,314,173 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,333,445.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2011 amounted to $15,566,782, which is 20.0% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At October 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
ASX SPI 200 Index	AUD	12/15/2011	3	338,618	21,674
Euro Stoxx 50 Index	EUR	12/16/2011	56	1,850,394	243,047
FTSE 100 Index	GBP	12/16/2011	3	267,161	19,696
Nikkei 225 Index	USD	12/8/2011	10	444,500	15,361
S&P TSX 60 Index	CAD	12/15/2011	3	419,383	24,223
Total unrealized appreciation					324,001

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives Section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stock and/or Other Equity Investments (e)
Australia	$—	$2,919,490	$—	$2,919,490
Austria	—	257,798	—	257,798
Belgium	—	825,561	—	825,561
Bermuda	—	108,894	—	108,894
Canada	8,193,485	49,252	—	8,242,737
Cyprus	—	61,509	—	61,509
Denmark	—	1,772,781	—	1,772,781
Finland	—	2,419,892	—	2,419,892
France	—	5,273,289	—	5,273,289
Germany	—	5,225,267	—	5,225,267
Greece	—	173,554	—	173,554
Hong Kong	—	1,487,450	—	1,487,450
Ireland	—	1,282,353	—	1,282,353
Italy	—	2,830,627	—	2,830,627
Japan	—	8,795,157	—	8,795,157
Luxembourg	—	273,217	—	273,217
Macau	—	99,881	—	99,881
Netherlands	—	5,397,597	—	5,397,597
Norway	—	1,378,791	—	1,378,791
Portugal	—	534,353	—	534,353
Singapore	—	2,147,739	—	2,147,739
Spain	—	2,821,018	—	2,821,018
Sweden	—	1,978,433	—	1,978,433
Switzerland	—	5,309,683	—	5,309,683
United Kingdom	—	5,916,572	875	5,917,447
Exchange-Traded Funds	7,457,066	—	875	, 7,457,066
Short-Term Investments (e)	19,212,176	—	—	19,212,176
Derivatives (f)	324,001	—	—	324,001
Total	$35,186,728	$59,340,158	$875	$94,527,761

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended October 31, 2011.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
Common Stocks
United Kingdom
Balance as of October 31, 2010	$1,531
Realized gain (loss)	(7)
Change in unrealized appreciation (depreciation)	(12)
Amortization premium/discount	—
Net purchases (sales)	(637)
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of October 31, 2011	$875
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2011	$5

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $65,478,209) — including $15,566,782 of securities loaned	$74,991,584
Investment in Daily Assets Fund Institutional (cost $16,904,469)*	16,904,469
Investment in Central Cash Management Fund (cost $2,307,707)	2,307,707
Total investments in securities, at value (cost $84,690,385)	94,203,760
Foreign currency, at value (cost $280,297)	284,078
Deposits with broker for futures contracts	370,498
Receivable for Fund shares sold	20,199
Dividends receivable	121,781
Interest receivable	15,426
Receivable for variation margin on futures contracts	324,001
Foreign taxes recoverable	35,632
Due from Advisor	324
Other assets	20,024
Total assets	95,395,723
Liabilities
Payable upon return of securities loaned	16,904,469
Payable for investments purchased	875
Payable for Fund shares redeemed	278,960
Accrued managment fee	45,238
Other accrued expenses and payables	211,788
Total liabilities	17,441,330
Net assets, at value	$77,954,393
Net Assets Consist of
Undistributed net investment income	1,410,225
Net unrealized appreciation (depreciation) on: Investments	9,513,375
Futures	324,001
Foreign currency	2,636
Accumulated net realized gain (loss)	(71,550,413)
Paid-in capital	138,254,569
Net assets, at value	$77,954,393

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($27,689,901 ÷ 4,116,638 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$6.73
Maximum offering price per share (100 ÷ 94.25 of $6.73)	$7.14
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($806,097 ÷ 124,479 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$6.48
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,014,980 ÷ 620,164 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$6.47
Class R Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,943,161 ÷ 297,156 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$6.54
Class S Net Asset Value, offering and redemption price(a) per share ($14,426,898 ÷ 2,207,083 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$6.54
Institutional Class Net Asset Value, offering and redemption price(a) per share ($29,073,356 ÷ 4,435,342 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$6.55

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $303,853)	$2,951,343
Interest	1,478
Income distributions — Central Cash Management Fund	1,949
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	144,927
Other income	230
Total income	3,099,927
Expenses: Management fee	649,848
Administration fee	92,835
Services to shareholders	166,250
Distribution and service fees	152,372
Custodian fee	86,505
Professional fees	93,840
Reports to shareholders	51,590
Registration fees	82,075
Directors' fees and expenses	4,992
Other	48,079
Total expenses before expense reductions	1,428,386
Expense reductions	(8,717)
Total expenses after expense reductions	1,419,669
Net investment income (loss)	1,680,258
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	14,627,175
Futures	(232,366)
Foreign currency	7,145
14,401,954
Change in net unrealized appreciation (depreciation) on: Investments	(20,527,906)
Futures	314,368
Foreign currency	(17,406)
(20,230,944)
Net gain (loss)	(5,828,990)
Net increase (decrease) in net assets resulting from operations	$(4,148,732)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$1,680,258	$1,892,404
Net realized gain (loss)	14,401,954	4,723,559
Change in net unrealized appreciation (depreciation)	(20,230,944)	6,539,905
Net increase (decrease) in net assets resulting from operations	(4,148,732)	13,155,868
Distributions to shareholders from: Net investment income: Class A	(817,108)	(607,533)
Class B	(25,388)	(14,636)
Class C	(82,724)	(31,068)
Class R	(39,567)	(18,405)
Class S	(403,907)	(379,373)
Institutional Class	(1,195,266)	(1,199,659)
Total distributions	(2,563,960)	(2,250,674)
Fund share transactions: Proceeds from shares sold	14,918,361	34,163,345
Reinvestment of distributions	2,497,810	2,206,830
Payments for shares redeemed	(46,841,646)	(59,434,068)
Redemption fees	385	89
Net increase (decrease) in net assets from Fund share transactions	(29,425,090)	(23,063,804)
Increase from regulatory settlements (see Note G)	—	431,742
Increase (decrease) in net assets	(36,137,782)	(11,726,868)
Net assets at beginning of period	114,092,175	125,819,043
Net assets at end of period (including undistributed net investment income of $1,410,225 and $2,090,301, respectively)	$77,954,393	$114,092,175

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2011	2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$7.36	$6.56		$5.66	$14.53		$13.15
Income (loss) from investment operations: Net investment income (loss)a	.12	.08		.08	.22	b	.14
Net realized and unrealized gain (loss)	(.58)	.79		1.04	(6.18)		3.47
Total from investment operations	(.46)	.87		1.12	(5.96)		3.61
Less distributions from: Net investment income	(.17)	(.09)		(.22)	(.07)		(.44)
Net realized gains	—	—		—	(2.84)		(1.79)
Total distributions	(.17)	(.09)		(.22)	(2.91)		(2.23)
Increase from regulatory settlements	—	.02	f	—	—		—
Redemption fees	.00 *	.00	*	.00 *	.00	*	.00 *
Net asset value, end of period	$6.73	$7.36		$6.56	$5.66		$14.53
Total Return (%)c,d	(6.44)	13.65		20.98	(50.51	)e	31.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	37		47	46		101
Ratio of expenses before expense reductions (%)	1.69	1.61		1.62	1.55		1.45
Ratio of expenses after expense reductions (%)	1.68	1.60		1.41	1.38		1.36
Ratio of net investment income (%)	1.66	1.31		1.53	2.22	b	1.08
Portfolio turnover rate (%)	25	28		152	154		119
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 1.27% of average daily net assets for the year ended October 31, 2008.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.68)%.
f Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2011	2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$7.08	$6.31		$5.44	$14.10		$12.80
Income (loss) from investment operations: Net investment income (loss)a	.07	.04		.04	.14	b	.04
Net realized and unrealized gain (loss)	(.56)	.74		1.00	(5.96)		3.38
Total from investment operations	(.49)	.78		1.04	(5.82)		3.42
Less distributions from: Net investment income	(.11)	(.03)		(.17)	—		(.33)
Net realized gains	—	—		—	(2.84)		(1.79)
Total distributions	(.11)	(.03)		(.17)	(2.84)		(2.12)
Increase from regulatory settlements	—	.02	f	—	—		—
Redemption fees	.00 *	.00	*	.00 *	.00	*	.00 *
Net asset value, end of period	$6.48	$7.08		$6.31	$5.44		$14.10
Total Return (%)c,d	(7.06)	12.75		20.07	(50.89	)e	30.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2		3	5		12
Ratio of expenses before reductions (%)	2.48	2.47		2.59	2.34		2.23
Ratio of expenses after expense reductions (%)	2.44	2.32		2.25	2.18		2.14
Ratio of net investment income (loss) (%)	.90	.59		.69	1.42	b	.30
Portfolio turnover rate (%)	25	28		152	154		119
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 1.27% of average daily net assets for the year ended October 31, 2008.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (51.06)%.
f Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$7.08		$6.31		$5.44		$14.11		$12.79
Income (loss) from investment operations: Net investment income (loss)a	.07		.04		.04		.15	b	.05
Net realized and unrealized gain (loss)	(.57)		.74		1.01		(5.98)		3.38
Total from investment operations	(.50)		.78		1.05		(5.83)		3.43
Less distributions from: Net investment income	(.11)		(.03)		(.18)		—		(.32)
Net realized gains	—		—		—		(2.84)		(1.79)
Total distributions	(.11)		(.03)		(.18)		(2.84)		(2.11)
Increase from regulatory settlements	—		.02	f	—		—		—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$6.47		$7.08		$6.31		$5.44		$14.11
Total Return (%)c	(7.21	)d	12.75		19.94	d	(50.81	)d,e	30.78	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		6		6		8		18
Ratio of expenses before expense reductions (%)	2.44		2.34		2.45		2.27		2.18
Ratio of expenses after expense reductions (%)	2.43		2.34		2.24		2.10		2.10
Ratio of net investment income (loss) (%)	.91		.57		.70		1.50	b	.34
Portfolio turnover rate (%)	25		28		152		154		119
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 1.27% of average daily net assets for the year ended October 31, 2008.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.98)%.
f Includes a non-recurring payment from the Advisor, which amounted to $0.012 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class R	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$7.16		$6.40		$5.50		$14.19		$12.86
Income (loss) from investment operations: Net investment income (loss)a	.11		.07		.08		.22	b	.13
Net realized and unrealized gain (loss)	(.58)		.76		1.03		(6.04)		3.39
Total from investment operations	(.47)		.83		1.11		(5.82)		3.52
Less distributions from: Net investment income	(.15)		(.09)		(.21)		(.03)		(.40)
Net realized gains	—		—		—		(2.84)		(1.79)
Total distributions	(.15)		(.09)		(.21)		(2.87)		(2.19)
Increase from regulatory settlements	—		.02	e	—		—		—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$6.54		$7.16		$6.40		$5.50		$14.19
Total Return (%)	(6.67	)c	13.35		21.19	c	(50.62	)c,d	31.66	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2		1		1		1
Ratio of expenses before expense reductions (%)	1.94		1.79		1.62		1.64		1.52
Ratio of expenses after expense reductions (%)	1.90		1.79		1.41		1.47		1.44
Ratio of net investment income (%)	1.44		1.12		1.52		2.13	b	1.00
Portfolio turnover rate (%)	25		28		152		154		119
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 1.27% of average daily net assets for the year ended October 31, 2008.
c Total return would have been lower had certain expenses not been reduced.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.79)%.
e Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2011	2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$7.15	$6.40		$5.51	$14.25		$12.90
Income (loss) from investment operations: Net investment income (loss)a	.14	.10		.11	.26	b	.19
Net realized and unrealized gain (loss)	(.57)	.75		1.02	(6.04)		3.41
Total from investment operations	(.43)	.85		1.13	(5.78)		3.60
Less distributions from: Net investment income	(.18)	(.12)		(.24)	(.12)		(.46)
Net realized gains	—	—		—	(2.84)		(1.79)
Total distributions	(.18)	(.12)		(.24)	(2.96)		(2.25)
Increase from regulatory settlements	—	.02	e	—	—		—
Redemption fees	.00 *	.00	*	.00 *	.00	*	.00 *
Net asset value, end of period	$6.54	$7.15		$6.40	$5.51		$14.25
Total Return (%)c	(6.17)	13.72		21.75	(50.38	)d	32.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	16		21	24		58
Ratio of expenses before expense reductions (%)	1.46	1.42		1.34	1.36		1.22
Ratio of expenses after expense reductions (%)	1.44	1.39		.94	.97		.98
Ratio of net investment income (%)	1.90	1.52		1.99	2.63	b	1.46
Portfolio turnover rate (%)	25	28		152	154		119
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 1.27% of average daily net assets for the period ended October 31, 2008 .
c Total return would have been lower had certain expenses not been reduced.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.55)%.
e Includes a non-recurring payment from the Advisor, which amounted to $0.012 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$7.17	$6.40		$5.52		$14.26		$12.92
Income (loss) from investment operations: Net investment income (loss)a	.15	.12		.11		.26	c	.19
Net realized and unrealized gain (loss)	(.57)	.75		1.01		(6.03)		3.41
Total from investment operations	(.42)	.87		1.12		(5.77)		3.60
Less distributions from: Net investment income	(.20)	(.12)		(.24)		(.13)		(.47)
Net realized gains	—	—		—		(2.84)		(1.79)
Total distributions	(.20)	(.12)		(.24)		(2.97)		(2.26)
Increase from regulatory settlements	—	.02	e	—		—		—
Redemption fees	.00 *	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$6.55	$7.17		$6.40		$5.52		$14.26
Total Return (%)	(6.10)	14.10		21.61	b	(50.31	)b,d	32.27	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	52		47		42		98
Ratio of expenses before expense reductions (%)	1.25	1.13		1.23		1.13		1.04
Ratio of expenses after expense reductions (%)	1.25	1.13		.94		.92		.93
Ratio of net investment income (%)	2.09	1.78		1.99		2.68	c	1.51
Portfolio turnover rate (%)	25	28		152		154		119
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 per share and 1.27% of average daily net assets for the year ended October 31, 2008.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.48)%.
e Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Diversified International Equity Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation. The Fund is the successor to DWS Diversified International Equity Fund, a series of DWS Advisor Funds (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Corporation, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

At October 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $71,051,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($20,774,000) and October 31, 2017 ($50,277,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2011, the Fund utilized approximately $13,727,000 of prior year capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for each of the open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2011, the Fund's components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income*	$1,477,930
Capital loss carryforwards	$(71,051,000)
Net unrealized appreciation (depreciation) on investments	$8,980,728

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:
	Years Ended October 31,
	2011	2010
Distributions from ordinary income*	$2,563,960	$2,250,674

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2011, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $584,000 to $3,320,000.

The following table summarizes the value of the Fund's derivative instruments held as of October 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$324,001

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$(232,366)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$314,368

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $23,223,068 and $56,517,438, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

Accordingly, for the year ended October 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

For the period from November 1, 2010 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.44%.

Effective October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.59%
Class B	2.34%
Class C	2.34%
Class R	1.84%
Class S	1.34%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2011, the Administration Fee was $92,835, of which $6,463 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2011
Class A	$64,976	$3,340	$12,486
Class B	2,650	559	2,091
Class C	8,381	418	1,595
Class R	442	442	—
Class S	25,400	3,639	2,714
Institutional Class	13,116	—	3,222
	$114,965	$8,398	$22,108

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of each of Class B and C shares of the Fund, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2011
Class B	$9,865	$515
Class C	37,024	2,531
Class R	4,926	404
	$51,815	$3,450

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2011	Annual Effective Rate
Class A	$80,647	$—	$17,615	.24%
Class B	3,264	—	553	.25%
Class C	12,280	—	2,584	.25%
Class R	4,366	319	829	.21%
	$100,557	$319	$21,581

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2011 aggregated $2,381.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2011, the CDSC for Class B and C shares aggregated $11,081 and $624, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2011, DIDI received $5 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $26,220, of which $9,573 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	673,900	$4,917,466	1,136,026	$7,697,068
Class B	4,609	33,409	14,961	98,115
Class C	54,522	387,758	109,226	709,473
Class R	77,788	558,054	115,125	763,713
Class S	357,903	2,486,494	392,486	2,548,526
Institutional Class	967,009	6,535,180	3,429,834	22,346,450
		$14,918,361		$34,163,345
Shares issued to shareholders in reinvestment of distributions
Class A	108,840	$792,360	87,598	$592,160
Class B	3,171	22,387	1,963	12,855
Class C	10,031	70,821	4,135	27,086
Class R	4,999	35,449	2,451	16,153
Class S	56,075	395,897	56,027	367,535
Institutional Class	167,031	1,180,896	181,561	1,191,041
		$2,497,810		$2,206,830
Shares redeemed
Class A	(1,726,427)	$(12,512,156)	(3,336,931)	$(22,201,101)
Class B	(135,909)	(965,582)	(276,864)	(1,791,427)
Class C	(247,089)	(1,748,041)	(314,137)	(2,027,314)
Class R	(49,096)	(342,257)	(56,211)	(363,599)
Class S	(442,806)	(3,136,175)	(1,505,443)	(9,559,355)
Institutional Class	(3,881,310)	(28,137,435)	(3,741,567)	(23,491,272)
		$(46,841,646)		$(59,434,068)
Redemption fees		$385		$89
Net increase (decrease)
Class A	(943,687)	$(6,801,945)	(2,113,307)	$(13,911,814)
Class B	(128,129)	(909,786)	(259,940)	(1,680,457)
Class C	(182,536)	(1,289,462)	(200,776)	(1,290,744)
Class R	33,691	251,246	61,365	416,267
Class S	(28,828)	(253,784)	(1,056,930)	(6,643,275)
Institutional Class	(2,747,270)	(20,421,359)	(130,172)	46,219
		$(29,425,090)		$(23,063,804)

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $242,396. In addition, the Fund received $189,346 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended October 31, 2010.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS Diversified International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Diversified International Equity Fund (the "Fund") at October 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts December 22, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 6% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended October 31, 2011, qualified for the dividends received deduction.

The Fund paid foreign taxes of $230,244 and earned $1,746,867 of foreign source income during the year ended October 31, 2011. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.15 per share as income earned from foreign sources for the year ended October 31, 2011.

For federal income tax purposes, the Fund designates $3,246,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2011, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Directors. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisers, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates.Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources
For shareholders of Classes A, B, C, S and Institutional Class
For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBIBX	DBICX	DBIVX	MGINX
CUSIP Number	23337R 593	23337R 585	23337R 577	23337R 551	23337R 544
Fund Number	499	699	799	2399	559

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class R
Nasdaq Symbol	DBITX
CUSIP Number	23337R 569
Fund Number	1501

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$61,438	$0	$0	$1,588
2010	$61,438	$0	$0	$3,204

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Diversified International Equity Fund, a series of DWS International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2011